UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 13, 2017

Kirby Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

55 Waugh Drive, Suite 1000	77007
Houston, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 13, 2017, a wholly owned subsidiary of Kirby Corporation completed the previously announced acquisition of substantially all the assets of Stewart & Stevenson LLC, a privately held manufacturer and distributor of products and services for the oil and gas, construction, power generation, transportation, marine, mining and agricultural industries.  The acquisition was completed pursuant to a Purchase and Sale Agreement dated as of June 13, 2017 between Stewart & Stevenson and Kirby, as amended.  The purchase price was approximately $757 million (before post-closing adjustments), consisting of $377 million in cash, funded through Kirby’s revolving credit facility, $367 million through the issuance to the seller of 5,696,259 shares of Kirby common stock and the assumption of $13 million of debt.  The cash consideration includes an $8 million working capital adjustment and $12 million for the acquisition of certain assets from a company affiliated with the seller.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Kirby financed the cash portion of the purchase price for the acquisition through a $377 million borrowing under its revolving credit facility on September 13, 2017.  The maturity date of the facility is June 26, 2022.  The terms of the revolving credit facility are summarized in the descriptions of the facility in Kirby’s Form 10-Q for the quarter ended June 30, 2017, filed with the Securities and Exchange Commission on August 7, 2017, in footnote (6) under Item 1, Financial Statements, and in Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations – Financial Condition, Capital Resources and Liquidity – Long-Term Financing, which descriptions are incorporated by reference into this Item 2.03.  The description of the acquisition transaction in Item 2.01 is incorporated by reference into this item 2.03.

Item 7.01.	Regulation FD Disclosure.

On September 13, 2017, Kirby issued a press release announcing the closing of the acquisition described in Item 2.01.  A copy of the press release is furnished with this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Amendment No. 3 to Purchase and Sale Agreement dated as of September 13, 2017 between Stewart & Stevenson LLC and Kirby Corporation.

10.1	Second Amendment to Credit Agreement dated as of September 13, 2017 among Kirby Corporation, JPMorgan Chase Bank, N. A., as Administrative Agent, and the banks named therein.

99.1	Press Release of Kirby Corporation dated September 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIRBY CORPORATION
(Registrant)

By:	/s/ David W. Grzebinski
David W. Grzebinski
President
and Chief Executive Officer

Dated:  September 14, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	—Amendment No. 3 to Purchase and Sale Agreement dated as of September 13, 2017 between Stewart & Stevenson LLC and Kirby Corporation.

10.1	—Second Amendment to Credit Agreement dated as of September 13, 2017 among Kirby Corporation, JPMorgan Chase Bank, N. A., as Administrative Agent, and the banks named therein.

99.1	—Press Release of Kirby Corporation dated September 13, 2017.